UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2004

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                         0-28238                54-1521616

(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)

            21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (703) 654-6091

          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits

      (a)   Financial statements of business to be acquired.

            None.

      (b)   Pro forma financial information.

            None

      (c)   Exhibits.

99.1 Script for conference call held on July 28, 2004.

Item 9. Regulation FD Disclosure

      On July 28, 2004, Guardian Technologies International, Inc. (the "Company"), held a conference call to discuss certain issues related to the status of the Company, its business plan, and related matters. A copy of the script for the conference call is filed as Exhibit 99.1 and is incorporated herein by reference herein. An audio replay of such conference call and the related question and answer session was made available by telephone (immediately following the call and for a period of thirty days thereafter) by calling 1-800-977-8002 in the United States or Canada or by calling 1-404-920-6650 in the Atlanta area or internationally. The pin code for accessing the recording is as follows: press "Star" button then 552868.

      The information, including without limitation all "forward looking statements," contained in the script or provided in the conference call and related question and answer session speaks only as of July 28, 2004.

      The information furnished in this Item 9 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

      The script contains, and representatives of the Company made, during the conference call and the related question and answer session, statements that the Company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in the script or made during the conference call and related question and answer session, including, without limitation, statements regarding the Company's future financial position, business strategy, targets, projected sales, costs,


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

earnings, capital expenditure, and plans and objectives of management for future operations, are forward looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimates," "anticipate," "believe," "should," or "plans" or the negative thereof or variations thereon or similar terminology. The Company cannot provide any assurance that such expectations will prove to have been correct. Certain factor, including those factors set forth in the Company's Securities and Exchange Commission filings, could cause actual results to differ materially from the Company's expectations.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        GUARDIAN TECHNOLOGIES
                                                        INTERNATIONAL, INC.

Date: July 30, 2004                                  By: /s/ Michael W. Trudnak
                                                         -----------------------
                                                         Chief Executive Officer


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